UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 5, 2015, Lydall, Inc. (the “Company”) entered into Amendment No. 1 to the Amended and Restated Credit Agreement (the “Amendment”) relating to that certain Amended and Restated Credit Agreement, dated February 18, 2014, by and among the Company, as borrower, Bank of America, N.A., as Agent for the Lenders, and the Lenders (the “Credit Agreement”), a copy of which is filed as Exhibit 10.2 to the Company’s Form 8-K dated February 24, 2014. The Amendment redefines the term “Change in Control” set forth in section 1.01 of the Credit Agreement and amends Schedule 4.1(b), Schedule of Responsible Officers for the Loan Parties, to reflect the resignation of Robert K. Julian, Executive Vice President and Chief Financial Officer, effective May 1, 2015.

A copy of the Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) – (c)	Not applicable
(d)	See Exhibit Listing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

May 6, 2015	By:	/s/ Chad A. McDaniel
Chad A. McDaniel Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Amendment No. 1 to the Amended and Restated Credit Agreement, dated May 5, 2015, by and among Lydall, Inc., as borrower, Bank of America, N.A., as Agent for the Lenders, and the Lenders filed herewith.